PFS Funds

Aero New Innovations Fund

Supplement dated October 13, 2010

to the Prospectus dated April 6, 2010

         The Board of Trustees of the PFS Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Aero New Innovations Fund (the “Fund”).  Management’s recommendation to the Board to approve the Plan was based on the inability to market the Fund and Management’s prospective new ownership indication that does not desire to continue to support the Fund.  As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate the Fund.

         In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Trust’s principal underwriter to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation.

It is anticipated that the Fund will liquidate on or about October 27, 2010.  Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE